J.P. MORGAN INCOME FUNDS

JPMorgan Managed Income Fund

Prospectuses dated July 1, 2012

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated April 12, 2013 to the

Prospectuses dated July 1, 2012

Effective immediately, the portfolio managers’ information for the JPMorgan Managed Income Fund (the “Fund”) Prospectuses in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
David Martucci	2010	Managing Director
Kyongsoo Noh	2013	Executive Director

In addition, the first paragraph in the section titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

The Portfolio Managers

The portfolio management team consists of David N. Martucci, Managing Director, and Kyongsoo Noh, Executive Director and CFA charterholder. Mr. Martucci is a portfolio manager within the Global Liquidity business and has been a portfolio manager of the Fund since its inception. An employee of JPMIM since 2000, Mr. Martucci oversees managed reserves portfolios. Mr. Noh is a portfolio manager within the Global Liquidity business. An employee since 2000, Mr. Noh oversees managed reserves portfolios. A portfolio manager of the Fund since April 2013, Mr. Noh was previously an ABS portfolio manager within the U.S. Fixed Income Group.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MIF-PM-413